UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, New York	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	MTX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[☐]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of a Matter to a Vote of Security Holders.

On May 13, 2020, the Annual Meeting of Shareholders of Minerals Technologies Inc. was held.  A total of 32,740,416 shares were represented in person or by proxy, or 95.66% of the eligible voting shares.  The matters voted upon and the final results of the vote were as follows:

Item 1.  The nominees for election to the Board of Directors named in the Company’s 2020 Proxy Statement were elected for three-year terms based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Joseph C. Breunig	30,873,350	1,303,122	24,920	539,024
Alison A. Deans	31,029,813	1,145,059	26,520	539,024
Duane R. Dunham	31,220,994	962,955	17,443	539,024
Franklin L. Feder	30,337,884	1,837,848	25,660	539,024

Item 2.  The proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2020 fiscal year received the following votes:

Votes For	Votes Against	Votes Abstained
32,168,127	536,956	35,333

Item 3.  The proposal to approve, on an advisory basis, the 2019 compensation of the Company’s named executive officers received the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,685,768	2,490,562	25,062	539,024

Item 4.	The proposal to approve an Amendment of the 2015 Stock Award and Incentive Plan
received the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,561,868	1,610,776	28,748	539,024

Item 8.01	Other Events

On May 12, 2020, the Company’s Board of Directors declared a regular quarterly dividend of $0.05 per share on the Company's common stock.  The dividend is payable on June 11, 2020 to the stockholders of record on May 28, 2020.  A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated May 12, 2020
		104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel, Human Resources, Secretary and Chief Compliance Officer

Date: May 18, 2020